Exhibit 99.1

Worksport Provides 2026 Business Update: Clean Energy Products Shipping Now, OEM and Major Distribution Conversations Deepen, Record Growth Forecasted

Entering 2026 with SOLIS solar systems shipping, expanding B2B and retail momentum, active EV OEM discussions, and major Aetherlux updates ahead.

West Seneca, New York, January 13, 2026 – Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), U.S.-based technology and manufacturing company focused on clean energy solutions and automotive accessories for consumer and reseller channels, is proud to provide its “Year Ahead” corporate update for 2026. Following a transformation in 2025 where the Company achieved record revenue growth and hit gross margin targets earlier than anticipated, Worksport is now executing on mass commercialization across all business units.

Worksport Chief Executive Officer, Steven Rossi commented:

“Over the past year, we focused on scaling U.S. manufacturing and launching multiple product lines while building a durable sales and distribution network. As we enter 2026, our SOLIS and COR systems are shipping, we are advancing COR toward major home improvement retailers, potential EV OEM partners are actively evaluating our technology, and Aetherlux heat pumps are progressing toward commercialization. With momentum across our core business and subsidiaries, we believe 2026 will be the most significant growth year in Worksport’s history.”

1. Clean Energy Launch: COR™ and SOLIS™ Shipping Now, Marketing to Ramp Up

Worksport confirms that its flagship power duo, the SOLIS™ Solar Tonneau Cover and COR™ Portable Energy System, are shipping to customers.

●	Commercial Availability: Following successful production launch, inventory is now leaving Worksport’s US facilities to fulfill pre-orders.

●	Marketing Ramp: A major digital marketing campaign initiates this month to drive sales for the standalone COR battery system and the solar-integrated SOLIS cover.

●	The Nano-Grid Advantage: The COR is the only of its kind to offer ‘TRULY UNLIMITED’ energy. Users can purchase as much energy (as many batteries) as they desire. With truck beds capable of holding 6kWh of energy, or more. For home or commercial applications, users can have truly limitless energy.

2. B2B Update: Partnering with Master Distributors and Big Box Retailers

Worksport has aggressively expanded its sales footprint beyond direct-to-consumer channels to secure long-term volume.

●	Master Warehouses: Company has secured agreements with major U.S. Master Warehouse Distributors. These partners supply thousands of local auto parts stores and dealerships, placing Worksport products directly in the hands of professionals nationwide.

●	Major Retailers: Conversations have initiated for the Worksport COR system to be available in retailers such as Home Depot, Lowes, Cabella’s, Bass Pro, and Camping World.

●	Product Exposure: Worksport’s covers including the new HD3 Heavy-Duty Tonneau Cover are expected to increase availability across major online marketplaces. Worksport plans to release another tonneau cover product line in early Q2 2026.

3. Aetherlux: 2026 Commercialization of ZeroFrost™ Technology

Terravis Energy, a Worksport subsidiary, is preparing for the commercial launch of its Aetherlux Heat Pump this year.

●	The Breakthrough: Unlike standard heat pumps that fail in extreme cold, the Aetherlux heat pump features proprietary ZeroFrost™ technology that operates efficiently at temperatures as low as -57°F (-50°C) without defrost cycles.

●	Market Opportunity: This innovation opens a multi-hundred-million-dollar opportunity in the global HVAC market, positioning Worksport as a leader in residential and industrial decarbonization.

The Company anticipates significant updates on this product line throughout 2026.

4. OEM Partnership Potential: Worksport Solis Integrated into EV Pickup Truck Battery

Worksport’s Original Equipment Manufacturer (OEM) division is exploring multiple high-level integrations to bring its technology to the factory floor of EV Manufacturers. Currently, SOLIS and COR function as third party accessories, such as the application of SOLIS covers to Rivian trucks, announced in December 2025. The SOLIS system generates power that feeds into Worksport’s COR battery system. With OEM integration, it is believed that SOLIS will be able to integrate directly with the vehicle battery, to increase last-mile range of EV pickup trucks.

Worksport has a signed agreement with Hyundai to explore this for the future Hyundai EV pickup truck, and the Company is exploring conversations with other EV pickup trucks, like  Slate and Rivian.

5. Fiscal Year 2026 Guidance Update

Worksport expects to provide an updated financial outlook during the first quarter of 2026. The Company notes that gross margins expanded by more than 2,000 basis points in 2025, while revenue grew at triple-digit rates over the past two years. Management anticipates continued strong revenue growth, alongside further improvements in gross margin performance.

“We are building a manufacturing powerhouse in the USA,” concluded Rossi. “With products shipping, partners engaging, and the market shifting to renewables, Worksport is ready to deliver for our shareholders in 2026.”

For all future updates, join Worksport’s Newsletter.

Contacts

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789-128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Connect with Worksport Chief Executive Officer, Steven Rossi

Steven Rossi X (Twitter)

Steven Rossi LinkedIn

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

Connect with Worksport

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